UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

SCHEDULE 14A

_______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORUM FUNDS
________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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MAI MANAGED VOLATILITY FUND
190 Middle Street
Portland, Maine 04101

July 28, 2026

Dear Shareholder:

The Board of Trustees (the “Board”) of Forum Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of MAI Managed Volatility Fund (the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement for the Fund (the “New Agreement”) between the Trust, on behalf of the Fund, and MAI Capital Management, LLC (“MAI”). The Special Meeting is scheduled to be held at the offices of Apex Fund Services, the Fund’s administrator, 190 Middle Street, Portland, Maine 04101, on September 14, 2026, at 10:00 a.m., Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

For the period December 3, 2021 through June 4, 2026, MAI served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement dated December 3, 2021 between the Trust, on behalf of the Fund, and MAI (the “Original Agreement”). MAI also served as the Fund’s investment adviser from the Fund’s inception on August 31, 2010 through December 3, 2021 pursuant to previous investment advisory agreements between the Trust and MAI. On or about April 7, 2026, MAI communicated to the Board that an affiliate of The Carlyle Group Inc. (“Carlyle”) had entered into a definitive agreement to acquire MAI Capital Management Holdings LLC, a Delaware limited liability company and the parent entity of MAI, via merger (the “Transaction”). MAI previously had three private equity firms that held an indirect controlling interest in MAI: Harvest Partners LP (“Harvest”), Oak Hill Advisors, L.P. (“Oak Hill”), and Carlyle. MAI’s employees and affiliates collectively continue to hold a portion of equity ownership; however, such ownership is non-controlling. In connection with the Transaction, (i) Harvest and Oak Hill ceased to own any interest in MAI; (ii) Carlyle remains as an indirect controlling entity of MAI; and (iii) MAI separated from certain of its affiliates, including Galway Holdings, LP, and its insurance subsidiaries. The Transaction closed effective June 4, 2026 and, as a result of the Transaction, MAI underwent a change of control that resulted in the assignment and automatic termination of the Original Agreement.

In anticipation of the change in control, and to provide for continuity of management, at a meeting held on May 13, 2026, the Board terminated the Original Agreement, effective immediately prior to the close of the Transaction, and reappointed MAI pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and MAI (the “Interim Agreement”). The Interim Agreement became effective immediately after the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows MAI to continue to serve as the investment adviser to the Fund under terms substantially the same as those provided under the Original Agreement. The Interim Agreement will remain in effect until the earlier of (i) 150 days from June 4, 2026, and (ii) the date that the Fund’s shareholders approve the New Agreement.

At a meeting of the Board held on June 26, 2026, the Board also unanimously approved, subject to approval by shareholders, the New Agreement between the Trust, on behalf of the Fund, and MAI, as the firm is structured following the Transaction (the “New Agreement”). The terms of the New Agreement and services to be provided by MAI thereunder are substantially the same as those provided under the Original Agreement. Under the New Agreement, Richard J. Buoncore, who has served as co-portfolio manager of the Fund since its inception in 2010, and Kurt D. Nye, who has served as a co-portfolio manager of the Fund since 2013, and Michael Marrapese, who has served as a co-portfolio manager of the Fund since 2024, will continue to manage the Fund in the same manner and at the same advisory fee rates payable under the Original Agreement. MAI is an SEC-registered investment adviser, which is, as of September 30, 2021, owned by MAI Capital Management Holdings LLC. Richard J. Buoncore is the Chief Executive Officer of MAI and responsible for the firm’s day-to-day operations. The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN SEPTEMBER 14, 2026. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT OR NEED ASSISTANCE IN VOTING YOUR SHARES, please contact the Fund’s proxy solicitor, Okapi Partners LLC, toll-free, at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., EASTERN Time.

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

Zachary Tackett
President, Forum Funds

MAI MANAGED VOLATILITY FUND
190 Middle Street
Portland, Maine 04101

_______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September 14, 2026

_______________________

To the Shareholders of MAI Managed Volatility Fund:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of MAI Managed Volatility Fund (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Apex Fund Services (“Apex”), 190 Middle Street, Portland, Maine 04101 on September 14, 2026, at 10:00 a.m. (Eastern time). The purpose of the Special Meeting is:

1.       To approve a new Investment Advisory Agreement for the Fund between the Trust and MAI Capital Management, LLC; and

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Trust’s Board of Trustees has fixed the close of business on June 30, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,

Zachary Tackett
President, Forum Funds
Portland, Maine
July 28, 2026

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED, (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR (3) BY LOGGING INTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 14, 2026, or any Postponement or Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.OkapiVote.com/MAI. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Information to Help You Understand and Vote on the Proposal

Q:      Why am I receiving these materials?

A:      You are receiving these materials because on June 30, 2026, you owned shares of MAI Managed Volatility Fund (the “Fund”). As a shareholder, you have a right to vote on the proposal to approve a new investment advisory agreement for the Fund (the “Proposal”).

Q:      Why am I being asked to vote on the Proposal?

A:      Shareholder approval of the Proposal is being requested in connection with a change in control of MAI Capital Management, LLC (“MAI”), the Fund’s investment adviser. MAI previously had three private equity firms that held an indirect controlling interest in MAI: Harvest Partners LP (“Harvest”), Oak Hill Advisors, L.P. (“Oak Hill”), and The Carlyle Group Inc. (“Carlyle”). Effective June 4, 2026, a transaction took place whereby an affiliate of Carlyle acquired MAI Capital Management Holdings LLC, a Delaware limited liability company and the parent entity of MAI, via merger (the “Transaction”). In connection with the Transaction, (i) Harvest and Oak Hill ceased to own any interest in MAI; (ii) Carlyle remains as an indirect controlling entity of MAI; and (iii) MAI separated from certain of its affiliates, including Galway Holdings, LP, and its insurance subsidiaries.

The Transaction caused a change in control of MAI within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In anticipation of the change in control, and to provide for continuity of management, at a meeting held on May 13, 2026, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) terminated the original investment advisory agreement between MAI and the Trust, on behalf of the Fund, dated December 3, 2021 (the “Original Agreement”), effective immediately prior to the close of the Transaction, and reappointed MAI pursuant to an Interim Investment Advisory Agreement between MAI and the Trust, on behalf of the Fund (the “Interim Agreement”). The Interim Agreement became effective immediately after the close of the Transaction and termination of the Original Agreement. At a separate meeting of the Board held on June 26, 2026, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MAI, as structured subsequent to the Transaction (the “New Agreement”), subject to approval by the Fund’s shareholders. Because the 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund, you are being asked to vote on the proposed New Agreement.

i

The terms of the Interim Agreement are substantially the same as the terms of the Original Agreement, except that the Interim Agreement will remain in effect until the earlier of (i) 150 days from May 29, 2026 and (ii) the date that the Fund’s shareholders approve the New Agreement. The terms of the New Agreement are substantially the same as the terms of the Original Agreement.

To ensure that MAI can continue to provide your Fund with the same investment management services, your approval of the New Agreement is now requested.

Q:      What is the required vote to approve the Proposal?

A:      Pursuant to applicable law, shareholders of the Fund must approve the New Agreement for it to become effective. Approval of the New Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Special Meeting, if more than 50% of the securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Q:      Will the Portfolio Managers change as a result of the New Agreement?

A:      No. The investment personnel at MAI will be the same investment personnel that managed the Fund before the change in control. Employees of MAI have managed the Fund since its inception on August 31, 2010. MAI has advised the Board that there will be no change in the Fund’s portfolio managers as a result of the Transaction and the Fund will be managed in the same way as prior to the approval of the New Agreement.

Q:      Will the Fund’s name change?

A:      No. The Fund’s name will remain MAI Managed Volatility Fund.

Q:      Will the advisory fee rate payable by the Fund increase under the New Agreement?

A:      No. The fee rate payable under the New Agreement will be the same as that payable by the Fund under the Original Agreement and the Interim Agreement. In addition, MAI has undertaken to continue the fee waiver currently in effect for the Fund until at least September 30, 2028.

Q:      How does the New Agreement differ from the Original Agreement?

A:      The New Agreement is substantially the same as the Original Agreement.

Q:      What will happen if the New Agreement is not approved?

A:      If sufficient votes are not obtained to approve the Proposal, the Board will take such action as it deems in the best interests of the Fund’s shareholders, which may include adjourning the meeting of the Fund’s shareholders and making a reasonable effort to solicit additional support with respect to the Proposal in order to receive sufficient votes. MAI will provide investment advisory services to the Fund for up to 150 days following the effective date of the Interim Agreement. If, after additional proxy solicitation, the Proposal is not approved within 150 days following the effective date of the Interim Agreement, MAI may potentially no longer be able to provide advisory services to the Fund. In such case, the Board will consider alternative actions, taking into account the best interests of shareholders, which may include making other advisory arrangements, subject to approval by Fund shareholders, or liquidating the Fund.

Q:      Who will pay the expenses associated with the Proxy Statement?

A:      MAI Capital Management, LLC will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, regardless of whether the Proposal is approved, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Fund in connection with the Transaction, and meeting fees of the Board for special meetings held in connection with the Transaction, if applicable. The Fund will not bear any fees or expenses arising out of the Transaction.

Q:      How does the Board recommend that I vote?

A:      After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Q:      How do I vote my shares?

A:      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, via the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on your proxy card. If you plan to attend the Special Meeting and vote in person, please let us know by calling (877) 414-7884 (toll free).

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you would like to attend the Special Meeting in person and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments thereof.

Q:      Who do I contact for additional information?

A:      If you have any questions about any of the proxy materials or need assistance voting your shares, please call our proxy solicitation partner, Okapi Partners LLC, toll-free at: (877) 279-2311. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM Eastern Time.

PROXY STATEMENT

v

PROXY STATEMENT

MAI MANAGED VOLATILITY FUND
190 Middle Street
Portland, Maine 04101

______________________

Special Meeting of Shareholders

September 14, 2026

______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of MAI Managed Volatility Fund (the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and MAI Capital Management, LLC (“MAI”) (the “Proposal”). The Trust is a registered open-end investment company whose executive offices are located at 190 Middle Street, Portland, Maine 04101. Voting of Fund shares will occur at a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Apex Fund Services (“Apex”), 190 Middle Street, Portland, Maine 04101, on September 14, 2026, at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are first being mailed to shareholders of the Fund on or about July 28, 2026. Unless you have instructed otherwise, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund by regular mail to MAI Managed Volatility Fund, P.O. Box 588, Portland, Maine 04112, or by calling toll-free (877) 414-7884.

The Board has fixed the close of business on June 30, 2026 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. As of the Record Date, there were 13,284,866.228 shares of the Fund’s Institutional Class and 64,094.673 shares of the Fund’s Investor Class outstanding. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the

Record Date. Shares may be voted in person or by proxy. One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting. All properly executed proxies received on or before September 14, 2026, will be counted at the Special Meeting and any postponement or adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein. Proxies received after September 14, 2026 will be counted only if the Special Meeting is postponed or adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast at the Special Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940, the affirmative vote necessary to approve the Proposal is determined with reference to a percentage of voting power of shares present at the Special Meeting. Specifically, section 15(a) of the 1940 Act requires that a majority of the outstanding voting securities of the Fund approve the Proposal. Thus, approval of the Proposal by the Fund requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the Special Meeting in person or represented by proxy, if the holders of more than 50% of the securities are present in person or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of the Fund.

Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not submit a proxy or vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. The Proposal is non-discretionary and, as such, these shares will not be counted for purposes of quorum or as a vote on the Proposal. For purposes of determining the presence of a quorum and counting votes on the Proposal, Fund shares represented by abstentions will be counted as present, but not as votes cast at the Special Meeting. Because of how abstentions are counted for purposes of quorum and approval of the Proposal, abstentions have the same effect as votes “AGAINST” the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled “ABSTAIN” will have the same effect as votes “AGAINST” the Proposal. If a choice is not specified on a properly executed proxy that is returned in time to be voted at the Special Meeting, the proxy will be voted “FOR” the Proposal.

As of the Record Date, MAI maintained investment discretion and voting authority over approximately 3.42% (or approximately 456,000 shares) of the Fund (collectively, the “Controlled Shares”). Believing the Proposal to be in the best interests of the Fund and its shareholders, MAI intends to vote the Controlled Shares “FOR” the Reorganization.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares voted in person or by proxy at the Special Meeting and any adjournment thereof. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “FOR” such an adjournment, and any proxies required to be voted against the Proposal will be voted “AGAINST” the adjournment. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment and therefore will have the effect of voting “AGAINST” the adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient shares are present or represented by proxy to constitute a quorum and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the Special Meeting in person or represented by proxy, if the holders of more than 50% of the securities are present in person or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal using one of the following options:

By Mail:	Complete the enclosed proxy card (“Proxy Card”) and return it in the postage paid envelope provided.
By Telephone:	Call the toll-free number on your Proxy Card.
By Internet:	Use the Internet address on your Proxy Card.
In Person:	Attend the Special Meeting in person at 10:00 a.m. (Eastern time) on September 14, 2026, at the offices of Apex, 190 Middle Street, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:

(1)      Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;

(2)      Signing and dating the Proxy Card; and

(3)      Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Apex at 190 Middle Street, Portland, Maine, 04101, or by personally casting a vote at the Special Meeting. The written notice of revocation must:

(1)      Identify you;

(2)      State that as a Fund shareholder, you revoke your prior vote; and

(3)      Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, employees of MAI or by an independent proxy solicitor employed by MAI. MAI will bear all the costs of the Special Meeting and the preparation, printing and mailing of this Proxy Statement, the solicitation of proxies and the tabulation of the Proxy Cards. The Fund will not bear any fees or expenses arising out of the Transaction. Okapi Partners, LLC is the solicitor and the estimated costs to be incurred in connection with the solicitation of proxies and tabulation of Proxy Cards are approximately $22,644.

PROPOSAL:         APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN FORUM FUNDS AND MAI CAPITAL MANAGEMENT, LLC

Background Information

MAI Capital Management, LLC (“MAI”), 6050 Oak Tree Blvd, Suite 500, Cleveland, OH 44131, served as the investment adviser of MAI Managed Volatility Fund (the “Fund”), a series of Forum Funds (the “Trust”), from its inception on August 31, 2010 until December 3, 2021, pursuant to previous investment advisory agreements, and from December 3, 2021 until June 4, 2026 pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and MAI (the “Original Agreement”).

The Original Agreement was approved by the Board of Trustees of the Trust (the “Board”) at a meeting held on September 9, 2021. By its terms, the Original Agreement remained in effect for an initial two-year term from the date of its effectiveness and thereafter for successive annual periods, provided that such continuance was specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) (the “Independent Trustees”). The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on September 23, 2025.

For the fiscal year ended August 31, 2025, the fee paid by the Fund to MAI under the Original Agreement was approximately $1,668,593, which was 0.75% of the average daily net assets of the Fund, of which $212,052 (0.10%) was waived by MAI.

From September 30, 2021 until June 4, 2026, MAI had three private equity firms that held an indirect controlling interest in MAI: Harvest Partners LP (“Harvest”), Oak Hill Advisors, L.P. (“Oak Hill”), and The Carlyle Group Inc. (“Carlyle”). MAI’s employees, clients and affiliates collectively continue to hold a portion of equity ownership, approximately 34.6%; however, such ownership is non-controlling. No single MAI employee individually owns more than 25% of such voting securities and no group of MAI employees, acting in concert, collectively own more than 25% of such interests. In connection with the Transaction, (i) Harvest and Oak Hill ceased to own any interest in MAI; (ii) Carlyle remains as an indirect controlling entity of MAI; and (iii) MAI separated from certain of its affiliates, including Galway Holdings, LP, and its insurance subsidiaries. The Transaction closed effective June 4, 2026 and, as a result of the Transaction, MAI underwent a change of control. Under applicable law, a change in control will result in the assignment and automatic termination of an investment advisory agreement.

Rule 15a-4 of the Investment Company Act of 1940, as amended (“1940 Act”), permits a fund to enter into an interim advisory agreement with an adviser to manage it in the event of a change of control. An interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement. In anticipation of the change in control, and to provide for continuity of management, at a meeting held on

May 13, 2026, the Board terminated the Original Agreement, effective immediately prior to the close of the Transaction, and reappointed MAI pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and MAI (the “Interim Agreement”). The Interim Agreement became effective immediately after the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows MAI to continue to serve as the investment adviser to the Fund under substantially the same terms as those provided under the Original Agreement. The Interim Agreement will remain in effect until the earlier of (i) 150 days from June 4, 2026, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

At a meeting of the Board held on June 26, 2026, the Board also unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MAI, as the firm will be structured following the Transaction (the “New Agreement”), subject to approval by the Fund’s shareholders. The terms of the New Agreement and services to be provided thereunder are substantially the same as those provided under the Original Agreement. The annualized advisory fee rate payable by the Fund under the New Agreement is 0.75% of the average daily net assets of the Fund, which was the advisory fee rate payable by the Fund under the Original Agreement. Additionally, the Fund’s current portfolio managers, Michael Marrapese, Kurt D. Nye, and Richard J. Buoncore, will continue to manage the Fund.

The Board recommends that you vote “FOR” the approval of the New Agreement.

The Interim Agreement

The Interim Agreement was approved by the Board, including the Independent Trustees, at a meeting held on May 13, 2026. The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement. The terms of the Interim Agreement, including the advisory fee to be paid to MAI thereunder, are substantially the same in all material respects to those of the Original Agreement, except for the effective date and duration of the Interim Agreement. The Interim Agreement provides for a termination date no later than 150 days from the date of its effectiveness (i.e., November 1, 2026) or upon approval of a new investment advisory agreement with MAI by the Fund’s shareholders, whichever is earlier. The Interim Agreement may also be terminated at any time, without the payment of any penalty (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 10 days’ written notice to MAI or (ii) by MAI on 60 days’ written notice to the Trust.

Under a separate agreement between MAI and the Trust, MAI agreed to waive a portion of its investment advisory fee or to reimburse Fund expenses as necessary to ensure total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage expenses, and extraordinary expenses) do not exceed 1.24% and 0.99% for Investor Class and Institutional Class shares of the Fund, respectively. MAI has agreed to maintain the waiver for the Fund through the term of the Interim Agreement. As a result, the Fund’s current expense cap will not change as a result of the Interim Agreement. Further, MAI has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement, meeting fees and expenses and fees of counsel to the Trust and the Independent Trustees.

The New Agreement

At a meeting of the Board held on June 26, 2026, the Board, including the Independent Trustees, unanimously approved the New Agreement, subject to the approval of Fund shareholders. The terms of the New Agreement, including the fees and services to be provided thereunder, are substantially the same as those provided under the Original Agreement. Under the New Agreement, the Trust will engage MAI, subject to the general supervision of the Board, and MAI will manage the investment and reinvestment of the assets of the Fund. The annualized advisory fee rate payable by the Fund under the New Agreement is 0.75% of the average daily net assets of the Fund, which was the advisory fee rate payable by the Fund to MAI under the Original Agreement. In addition, MAI has separately agreed to waive a portion of its investment advisory fee or reimburse Fund expenses under the New Agreement as necessary to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage expenses, and extraordinary expenses) do not exceed 1.24% and 0.99% for Investor Class and Institutional Class shares of the Fund, respectively. MAI has agreed to maintain the waiver for the Fund through at least September 30, 2028. Accordingly, the Fund’s current expense cap will not change as a result of the Transaction or as a result of the implementation of the New Agreement, if approved by shareholders.

The New Agreement requires MAI, among other things, to:

(1)      make decisions with respect to all purchases and sales of securities and other investment assets of the Fund;

(2)      furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)      maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)      provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

Consistent with the Original Agreement, the New Agreement permits MAI to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement, like the Original Agreement, also provides that MAI will not be liable to the Trust or the Fund for mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of MAI’s duties or obligations under the New Agreement or by reason of MAI’s reckless disregard of its duties and obligations under the New Agreement. Under the New Agreement, MAI has also agreed to indemnify and hold harmless the Trust, the Fund, and their respective employees, agents, trustees, and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of, or in any way related to, (i) any breach of MAI’s obligations under the New Agreement, (ii) any acts or failures to act of MAI for which MAI would be liable under the New Agreement, (iii) any breach of a representation or warranty of MAI set forth in the New Agreement, and (iv) claims or demands by any employee, agent, trustee, member or manager of MAI in their capacity as such. Neither the Trustees nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement. Under the New Agreement, MAI agrees that, in asserting any rights or claims thereunder, it will look only to the assets and property of the Trust or the Fund, respectively, in settlement of such rights or claims and not to the Trustees of the Trust or the shareholders of the Fund.

The New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one-year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders and, in either case, by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, (i) by the Board or by a vote of holders of a majority of the voting securities of the Fund on 60 days’ written notice to MAI or (ii) by MAI on 60 days’ written notice to the Trust. In addition, the New Agreement may be terminated without notice by the Board if the Board determines, in its discretion and having due regard to the protection of investors, that the services being rendered by MAI under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected from an investment adviser registered under the Investment Advisers Act of 1940, as amended. The New Agreement also provides for automatic termination in the event of its assignment. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and MAI, and, if required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund.

The form of New Agreement is attached hereto as Exhibit A. You are urged to review the New Agreement in its entirety.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all Independent Trustees present at its June 26, 2026 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

What is the required vote?

Shareholders of the Fund must approve the New Agreement for it to become effective. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the holders of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve the Proposal?

If sufficient votes are not obtained to approve the New Agreement at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies with respect to the Proposal. If, after additional proxy solicitation, the Proposal is not approved within 150 days following the effective date of the Interim Agreement (i.e., November 1, 2026), MAI may potentially no longer be able to provide advisory services to the Fund. In such case, the Board will consider alternative actions, taking into account the best interests of shareholders, which may include making other advisory arrangements, subject to approval by Fund shareholders, or liquidating the Fund.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

At meetings held on May 13, 2026 and June 26, 2026, the Board of Trustees (the “Board”) of Forum Funds (the “Trust), including the trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”), considered the approval of an interim investment advisory agreement and a new investment advisory agreement, respectively (each, a “New Agreement”), between MAI Capital Management, LLC (the “Adviser”) and the Trust, on behalf of MAI Managed Volatility Fund (the “Fund”). Each New Agreement was being considered in connection with the termination of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, dated December 3, 2021 (the “Original Agreement”) in anticipation of a transfer of a controlling interest in the voting securities of the Adviser resulting from a business transaction (the “Transaction”).

In preparation for its deliberations in considering the New Agreements, the Board requested and reviewed a memorandum from the Adviser dated May 6, 2026, with respect to the Transaction (the “June 2026 Memorandum”). In addition, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year, including information included in the materials for the June 2026 meeting. The Board noted that the Original Agreement was most recently renewed for another annual term at the September 23, 2025 meeting (“September meeting”) and that the Adviser had represented to the Board in the June 2026 Memorandum that, through the date thereof, there had been no material changes to the Section 15(c) information provided by the Adviser in support of the renewal of the Original Agreement. The Board discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Apex Fund Services. The Board also reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreements. During its deliberations, the Board was assisted by the advice of Trustee counsel.

At the meeting, the Board discussed, among other things, the terms of the Transaction and the New Agreements, and considered their possible effects on the Fund and its shareholders. In connection with the Board’s approval of the New Agreements, the Board considered, among others, the following factors, but did not identify any single factor as being of paramount importance:

(i)      Assurances from the Adviser that the way that the Fund is managed will not change, that the personnel who currently manage the Fund will continue to do so after the Transaction, and that there is not expected to be any change in the nature, quality, and extent of services provided to the Fund;

(ii)     That the advisory fee rate under each New Agreement was identical to the advisory fee rate under the Original Agreement, and that the Adviser had contractually agreed and would continue to contractually agree to waive its fees or to reimburse Fund expenses to the extent necessary to keep the total expenses of the Fund at or below their current level for at least two years following the Transaction;

(iii)    That the shareholders of the Fund will not bear any costs relating to the Transaction;

(iv)    Information and representations provided by Adviser regarding the Transaction; and

(v)      Other factors described in greater detail below.

Nature, Extent and Quality of Services

The Board considered that the Original Agreement was most recently renewed for another one-year term at the September meeting, at which time the Board evaluated the nature, extent and quality of services provided to the Fund. The Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser who, under the Original Agreement had, and under the New Agreements would continue to have, principal responsibility for the Fund’s investments. The Board also considered the investment philosophy and decision-making process of those individuals and the capability and integrity of the Adviser’s senior management and staff.

The Board also considered the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the Transaction is expected to have no adverse impact on the Adviser’s stable financial condition. The Board also acknowledged the Adviser’s representation that it has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. In this regard, among other considerations, the Board also noted the Adviser’s representations that the individuals responsible for the overall direction and day-to-day management of the firm, will remain employees of the Adviser, and that the Fund will be managed in exactly the same manner following the Transaction. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the New Agreements, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the New Agreements.

Performance

The Board referenced the information provided by the Adviser regarding the Fund’s performance, including information as presented by the Adviser at the September meeting, and noted the Adviser’s representation that the same portfolio managers that managed the Fund prior to the Transaction would continue to manage the Fund after the Transaction. The Board reviewed the performance of the Fund over the one-, three-, five-, and 10-year periods ended March 31, 2026, and for the period since the Fund’s inception through March 31, 2026, compared to its benchmark index, the S&P 500 Index. The Board also considered the Fund’s performance over the one-, three-, and five-year periods ended June 30, 2025, relative to an independent peer group of funds identified by ISS Corporate Solutions, Inc. (“ISS”) as having characteristics similar to the Fund. Based on the foregoing, including the Adviser’s representations to the Board in the June 2026 Memorandum, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund under the New Agreements.

Compensation

The Board reviewed the Adviser’s proposed compensation under the New Agreements for providing advisory services to the Fund and considered the comparative information presented at the September meeting, which compared the net advisory fee rate and actual total expense ratio of the Fund compared to those of its ISS peer group. The Board observed that the advisory fee rate under the New Agreements would be identical to the advisory fee rate under the Original Agreement, and that the Adviser had contractually agreed to waive its fees or to reimburse Fund expenses to the extent necessary to keep the total expenses of the Fund at or below their current level for at least two years following the Transaction. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s advisory fee rate to be charged to the Fund under the New Agreements would be reasonable.

Cost of Services and Profitability

The Board considered information regarding the costs of services and the Adviser’s anticipated profitability with respect to the Fund, including, in particular, the information presented by the Adviser at the September meeting. In this regard, the Board considered the Adviser’s representation that the resources devoted to the Fund, as well as the costs and profitability of the Fund remain the same as presented in connection with the September 2025 renewal. Based on applicable considerations, the Board concluded that the Adviser’s costs of services and anticipated profits attributable to management of the Fund under the New Agreements would be reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale under the New Agreements. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio. The Board noted the Adviser’s representation that the Fund could potentially benefit from economies of scale if its assets were to increase, but that the Fund has a relatively low asset level and that the Adviser will continue to waive a portion of its contractual advisory fee in order to keep the Fund’s expenses at or below the agreed-upon expense cap. Based on the foregoing and other applicable considerations, the Board concluded that any existing economies of scale were addressed in the Fund’s expense cap structure and that the information presented was consistent with the approval of the New Agreements at current fee levels.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser and its affiliates from the Adviser’s relationship with the Fund were not a material factor to consider in approving the New Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the New Agreements, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement (i.e., November 1, 2026), the Board will take such action as it deems in the best interests of the Fund’s shareholders.

Other Legal Considerations under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the change in control of MAI, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition of Section 15(f) specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund and MAI has represented to the Trust that it will endeavor to ensure that there will be no “unfair burden” arising from the Transaction. In furtherance of MAI’s efforts to avoid an “unfair burden” on the Fund, MAI agreed to waive a portion of its investment advisory fee or to reimburse Fund expenses as necessary to ensure total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage expenses, and extraordinary expenses) do not exceed 1.24% and 0.99% for Investor Class and Institutional Class shares of the Fund, respectively (“Expense Cap”), for a period of at least two years. The agreement by MAI to waive management fees and/or reimburse expenses of the Fund will continue for at least two years following the date of the New Agreement under a new operating expense limitation agreement between MAI and the Trust, on behalf of the Fund. After September 30, 2028, the Fund’s operating expenses may increase. MAI may recoup from the Fund fees waived and expenses reimbursed by MAI pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Other than the effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the prior operating expense limitation agreement that was in place between the Trust, on behalf of the Fund, and MAI. MAI may also recoup previously waived fees and/or reimbursed expenses prior to the change in control of MAI.

The second condition of Section 15(f) specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust’s Board of Trustees must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act of MAI). The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

The Board, including all of the Independent Trustees, unanimously recommends that the shareholders of the Fund vote “FOR” the Proposal.

INFORMATION ABOUT MAI CAPITAL MANAGEMENT, LLC

MAI Capital Management, LLC is a limited liability company organized under the laws of the State of Delaware. The principal executive offices of MAI are located at 6050 Oak Tree Blvd, Suite 500, Cleveland, OH 44131. MAI is an investment adviser registered with the Securities and Exchange Commission.

Set forth below is information about each manager and officer of MAI, each of whom may be contacted at MAI’s principal business address, 6050 Oak Tree Blvd, Suite 500, Cleveland, OH 44131.

Name	Position with Adviser
Richard Buoncore	Chairman, Chief Executive Officer
James Kacic	Managing Partner, Chief Operating Officer
John Zaller	Managing Partner
Mark Happe	Chief Compliance Officer
Kurt Nye	Managing Partner, Chief Investment Officer
Joseph McLean	Managing Partner
Philip Noftsinger	Chief Financial Officer
Albert MacDonald	Managing Partner
David Hou	Managing Partner
Jane Eagle	Managing Partner
Jay Sanders	Managing Partner
Leslie Drockton	General Counsel

No officer or director of the Trust is an officer, employee, director, partner or shareholder of MAI, nor do they have any material interest in MAI or its affiliates.

MAI is a wholly-owned indirect subsidiary of MAI Capital Management Holdings LLC, a Delaware limited liability company, which is an indirect majority-owned subsidiary of The Caryle Group, Inc., a Delaware corporation (“Carlyle”). Carlyle’s address is 1001 Pennsylvania Avenue, NW Washington, D.C. 20004. Carlyle is a multinational alternative asset management firm. No other person or entity owns a controlling interest in MAI, directly or indirectly.

OTHER MATTERS

No other matters are expected to be presented at the Special Meeting other than the Proposal. If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Lindsey Dorval, c/o Apex Fund Services, 190 Middle Street, Portland, Maine 04101, so as to be received a reasonable time before the proxy solicitation for the Special Meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the Federal securities laws and Delaware law.

The following table reflects the ownership of Fund shares by the Trustees and officers of the Trust as of the Record Date:

Name	Ownership in the Fund as of June 30, 2026
Independent Trustees
David Tucker	None
Mark D. Moyer	None
Jennifer Brown-Strabley	None
Interested Trustee
Karen Shaw(1)	None
Executive Officers
Karen Shaw	None
Zachary Tackett	None
Carlyn Edgar	None

____________

(1)       Karen Shaw is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex and her roles as Treasurer and Chief Financial Officer of the Trust.

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of a class of the Fund:

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Investor Class
Morgan Stanley Smith Barney FBO Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	27,211.461	42.46%
National Financial Services FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	23,441.398	36.57%
Charles Schwab & Co., Inc. FBO Customers 101 Montgomery St San Francisco, CA 94104-4122	11,629.942	18.14%
Institutional Class
National Financial Services FBO Customers 499 Washington Blvd. Jersey City, NJ 07310	6,481,034.63	49.79%
Morgan Stanley Smith Barney FBO Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	3,784,746.007	28.49%
Charles Schwab & Co., Inc. FBO Customers 101 Montgomery St San Francisco, CA 94104-4122	2,330,372.714	17.54%

____________

*         Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund administration, fund accounting, and transfer agency services to the Fund and the Trust. Pursuant to a Services Agreement with the Trust, Apex also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. Foreside Fund Services, LLC (“Foreside”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the Trust’s principal underwriter. Foreside is not affiliated with Apex or MAI. During the most recently completed fiscal year ended August 31, 2025, no commissions were paid to any affiliated broker.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its semi-annual and annual reports to shareholders for the periods ended February 28, 2026 and August 31, 2026 (once available), respectively. To request a copy of such reports, please write to the Fund at MAI Managed Volatility Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (877) 414-7884. Copies of the annual and semi-annual reports to shareholders are available on the Fund’s website at www.maifunds.com.

By Order of the Board of Trustees,

Zachary Tackett
President, Forum Funds

July 28, 2026

FORM OF PROXY	FORM OF PROXY

FORUM FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 14, 2026
190 MIDDLE STREET, PORTLAND, MAINE 04101

MAI MANAGED VOLATILITY FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), a series of Forum Funds (the “Trust”), hereby appoints Zachary Tackett and Lindsey Dorval, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 14, 2026 at 10:00 a.m., Eastern Time, at the offices of the Fund’s administrator, Apex Fund Services, located at 190 Middle Street, Portland, Maine 04101, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS
PROXY USING THE ENCLOSED ENVELOPE

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.   By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (ET).

OR

2.  By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/MAI2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.  By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 14, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and MAI Capital Management, LLC (“MAI”).	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER
PORTION IN THE ENCLOSED ENVELOPE.

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/MAI

APPENDIX A

FORUM FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [•], by and between Forum Funds, a Delaware statutory trust, with its principal office and place of business at 190 Middle Street, Portland, Maine 04101 (the “Trust”), and MAI Capital Management, LLC, a Delaware limited liability company, with its principal office and place of business at 6050 Oak Tree Blvd, Suite 500, Cleveland, Ohio 44131 (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto, as may be amended from time to time (each, a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Trust hereby employs the Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets in each Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Trust shall deliver to the Adviser copies of: (i) the Trust’s Trust Instrument and Bylaws; (ii) the Trust’s Registration Statement and all amendments thereto with respect to each Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar documents adopted by the Trust on behalf of each Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of each Fund; and (v) all written policies and procedures adopted by the Trust with respect to each Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. In addition, the Trust shall deliver to the Adviser: (1) a certified copy of the resolutions of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act), appointing the Adviser and any subadviser and approving this Agreement and any subadvisory agreement; (2) a certified copy of the resolution of each Fund’s shareholder(s), if applicable, appointing the Adviser and each subadviser; (3) a copy of all proxy statements and related materials relating to each Fund; (4) a certified copy of the resolution of the Trust electing the officers of the Trust; and (5) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust will promptly furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (5), the Trust will provide only those amendments or supplements requested.

(c)           The Adviser has delivered to the Trust (i) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”); (ii) a copy of its Certificate of Formation and Limited Liability Company Operating Agreement; (iii) a copy of its compliance manual adopted under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and (iv) a copy of its Form ADV Part I and, if applicable, Form ADV Part II, as filed with the SEC. The Adviser shall promptly furnish the Trust with all amendments of or supplements to any of the foregoing. The Adviser shall also deliver to the Trust any other documents, materials or information that the Trust shall reasonably request.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a)           The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets and related liabilities on behalf of each Fund consistent with the Fund’s investment objectives, policies and restrictions. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of each Fund. In all purchases, sales and other transactions in securities and other investments for each Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting with respect to securities owned by each Fund (by proxy or otherwise), subject to such proxy voting policies as approved by the Board. The Adviser shall keep confidential each

Fund’s holdings in accordance with the Funds’ policy concerning the disclosure of such holdings. The Adviser also will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, delayed or conditioned and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law or regulation, or upon request by a regulator or auditor of Adviser;

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may allocate brokerage on behalf of each Fund to one or more broker-dealers who provide research services. Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any broker-dealer that provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. The Adviser may aggregate sale and purchase orders of the assets of a Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)           The Adviser will report to the Board at each meeting thereof, as requested by the Board, all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in a Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which a Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of a Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for a Fund, the Adviser shall comply with the directions and policies set from time to time by the Board, as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the 1933 Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(c)           The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)           The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser will notify the Trust as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser.

(e)           The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent, detect and correct violations of the federal securities laws as they relate to the Trust, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser will keep the Board and the Trust’s chief compliance officer (“CCO”) informed of the individual responsible for administering the policies and procedures of the Adviser adopted pursuant to Rule 206(4)-7 under the Advisers Act. As a service provider to the Trust, the Adviser shall cooperate fully with the CCO in the execution of the CCO’s responsibilities under Rule 38a-1 under the 1940 Act. The Adviser also shall provide, upon reasonable request, the CCO with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws. Upon the written request of the Trust, the Adviser shall permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code of Ethics.

(f)           The Adviser will maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act and in accordance with the Advisers Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. The Adviser agrees that the books and records pertaining to the Trust and required to be maintained under the 1940 Act, which are in possession of the Adviser, shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h)           The Adviser will provide the Trust and each Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Trust or the Fund’s custodian and fund accountant may reasonably require, including, but not limited to, information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided, however, that the Adviser shall not be deemed to be the pricing agent for any Fund.

(i)            In the performance of its duties under this Agreement, the Adviser will (i) satisfy its fiduciary duties to the Trust, (ii) monitor each Fund’s investments and (iii) comply with the provisions of the Trust’s Declaration of Trust and Bylaws, as amended from time to time, and the applicable tax and regulatory requirements. The Adviser will make its officers and employees available to the Trust from time to time at reasonable times to review investment policies of each Fund and to consult with regarding the investment affairs of each Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the fifth business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)           The Adviser may reimburse expenses of a Fund or waive its fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time as may be specified in a separate written of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month, if any, and the Adviser hereby authorizes the Trust, upon notice to the Adviser, to setoff any such payment against fees payable to the Adviser pursuant to Section 4(a) hereof.

(c)           To the extent prohibited by law, no fee shall be payable hereunder with respect to that portion of Fund assets that are invested in any other account or fund for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

(d)           The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including, but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares, and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters, except, in all such cases, expenses that are waived, assumed or agreed to be paid by the Adviser.

SECTION 5. STANDARD OF CARE; INDEMNITY

(a)           The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, a Fund or any of a Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b)           Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of any pricing service, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s gross negligence. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c)           The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of, or in any way related to, (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of the Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement, and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d)           The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective with respect to a Fund as of the date specified in Appendix A hereto following the approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act, by a vote of a majority of the Fund’s outstanding voting securities.

(b)           This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness with respect to that Fund and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c)           This Agreement may be terminated immediately by the Trust with respect to a Fund, without payment of any penalty, if the Board, in its discretion and having due regard to the protection of investors, finds that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund or Funds as reasonably expected by an investment adviser registered under the Advisers Act.

(d)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 8. REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) will promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) will promptly notify the Trust of any material fact known to the Adviser respecting or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete, or if any such written information becomes untrue in any material respect; (vii) will promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality. Notwithstanding the above, the Adviser acknowledges its fiduciary duties to each Fund, including its duties to make full and fair disclosure of all material facts to the Board, particularly where the Adviser’s interests conflict with a Fund’s interests.

SECTION 9. SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder (“Subadvisers”). Each Subadviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any other series of the Trust under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any other series of the Trust.

SECTION 11. RIGHTS TO NAME

If the Adviser ceases to act as investment adviser to the Trust or any series thereof whose name includes the term “MAI” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such series to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12. MISCELLANEOUS

(a)           Except as permitted by applicable law, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)           No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other series of the Trust, nor shall any such amendment require the vote of the shareholders of any other series of the Trust.

(c)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement. Words in the singular include the plural, and words in the plural include the singular. The words “including”, “includes”, “included” and “include”, when used, are deemed to be followed by the words “without limitation”. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neutral forms. The words “hereof”, “herein” and “hereunder”, and words of similar import when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(i)Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)            Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other series of the Trust, and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other series of the Trust, whether arising under this Agreement or otherwise.

(k)No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)            The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)          Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(n)The Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name that merely refers in accurate and factual terms to the Trust or Fund in connection with Adviser’s role hereunder or that is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld, delayed or conditioned.

(o)           Reference to any law herein is deemed to include the rules and regulations promulgated under, or related to, the law and any regulatory interpretations or exemptive relief or judicial or similar holdings related to the law.

(p)           The provisions of Sections 5, 6, 10, 11 and 12 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS
By:
Zachary Tackett
President
MAI CAPITAL MANAGEMENT, LLC
By:
Name:
Title:

FORUM FUNDS

INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund(s)	Fee as a % of the Annual Average Daily Net Assets of the Fund	Effective Date
MAI Managed Volatility Fund	0.75%	[September 14, 2026]